AIG RETIREMENT COMPANY I
Supplement to Prospectus dated October 1, 2008
Name Changes. Effective May 1, 2009, AIG Retirement Company I (“ARC I”) will be renamed VALIC Company I (“VC I”). All references to ARC I contained in the Prospectus are amended to VC I. Effective April 1, 2009, AIG SunAmerica Asset Management Corp., the administrator to ARC I and a sub-adviser to certain Funds, changed its name to SunAmerica Asset Management Corp. Accordingly, all references to “AIG SunAmerica Asset Management Corp.” are hereby deleted and replaced with “SunAmerica Asset Management Corp.” SunAmerica Asset Management Corp. continues to be a wholly-owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly-owned subsidiary of American International Group, Inc. (“AIG”).
Global Real Estate Fund. In the section titled “About ARC I’s Management — Investment Sub-Advisers — Goldman Sachs Assets Management, L.P. (“GSAM”),” the disclosure with respect to Mark Howard-Johnson and Timothy Hannon is deleted entirely and replaced with the following:
“GSAM’s Real Estate Securities Team is led by James Otness, David Kruth and Dolores Bamford. Mr. Otness, who joined GSAM as a portfolio manager in 2000, is a Managing Director of the Real Estate Securities Team. Ms. Bamford joined GSAM as a portfolio manager in 2002 and is also a Managing Director of the Real Estate Securities Team. Each portfolio manager is a Chartered Financial Analyst.”
Science & Technology Fund. In the section titled “About ARC I’s Management — Investment Sub-Advisers — Wellington Management Corp.,” the disclosure with respect to Scott Simpson is deleted in its entirety effective July 1, 2009. Michael T. Masdea will replace Mr. Simpson on July 1, 2009. The disclosure with respect to the Fund is revised to add Mr. Masdea’s biography, as follows:
Mr. Masdea, Vice President and Global Industry Analyst, leads the Global Technology Investment Team and joined Wellington Management in 2008. Prior to joining Wellington Management, he was a managing director and the global head of Semiconductor Research at Credit Suisse from 1999 to 2008.
Fund Fact Sheets. The “Investment Strategy” section of the Fund Fact Sheets for the Core Equity Fund, Foreign Value Fund, Government Securities Fund, Growth Fund, International Equities Fund, International Growth I Fund, Large Cap Core Fund, Mid Cap Index Fund, Mid Cap Strategic Growth Fund, Nasdaq-100 Index Fund, Science & Technology Fund, Small-Mid Growth Fund, Small Cap Fund, Small Cap Index Fund, Small Cap Special Values Fund and Stock Index Fund (each a “Fund”) is amended to include the following disclosure:
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.
In addition, with respect to each Fund, the “Investment Risk” section of its respective Fund Fact Sheet is amended to include the following risk:
Securities Lending Risk. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Glossary. In the section of the Prospectus titled “Glossary,” the definition of “Lending of Portfolio Securities” is deleted in its entirety and replaced with the following:
Each Fund, other than the Money Market I Fund, may make secured loans of its portfolio securities for purposes of realizing additional income. No lending may be made with any companies affiliated with VALIC. The Funds will only make loans to broker-dealers and other financial institutions deemed by State Street Bank and Trust Company (the “Custodian”) to be creditworthy. The Custodian also holds the cash and portfolio securities of ARC I as Custodian. Each loan of portfolio securities will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. Such events may also trigger adverse tax consequences for the Fund. To the extent that either the value of the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Engaging in securities lending could also have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.
Money Market I Fund. On March 31, 2009, the U.S. Department of the Treasury (“Treasury”) announced an extension of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) until September 18, 2009. On April 3, 2009, the Board of Directors (the “Board”) of the ARC I approved the continued participation of the Money Market I Fund in the Program. The Program’s guarantee only applies to shareholders of the Fund as of the close of business on September 19, 2008.
Subject to certain conditions and limitations, share amounts held by investors in the Fund as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the per share net asset value falls below $0.995 (a “Guarantee Event”) and the Fund subsequently liquidates. Upon declaration of a Guarantee Event, the Fund will be required to suspend redemptions, cease sales, and cease declaration and payment of dividends. The Program guarantee only covers the amount a shareholder held in the Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a Guarantee Event occurs, whichever is less. A shareholder who has continuously maintained an account with the Fund since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a Guarantee Event. The Program is subject to an overall limit of approximately $50 billion for all money market funds participating in the Program.
The extension of the Program begins on May 1, 2009 and continues through September 18, 2009. Continued participation in the Program until September 18, 2009 requires an additional payment to the Treasury in the amount of 0.023% of the net asset value of the Fund as of the close of business on September 19, 2008. The cost to participate in the extension of the Program will be borne by the Fund, subject to the expense limitations currently in effect for the Fund.
The Program expires on September 18, 2009. If a Guarantee Event occurs after the Program expires, neither the Fund nor any shareholder will be entitled to any payment under the Program. More information about the Program is available at http://www.ustreas.gov.
Date: April 13, 2009

AIG RETIREMENT COMPANY I
Supplement to Statement of Additional Information dated October 1, 2008
Name Changes. Effective May 1, 2009, AIG Retirement Company I (“ARC I”) will be renamed VALIC Company I (“VC I”). All references to ARC I contained in the Statement of Additional Information are amended to VC I. Effective April 1, 2009, AIG SunAmerica Asset Management Corp., the administrator to ARC I and a sub-adviser to certain Funds, changed its name to SunAmerica Asset Management Corp. Accordingly, all references to “AIG SunAmerica Asset Management Corp.” are hereby deleted and replaced with “SunAmerica Asset Management Corp.” SunAmerica Asset Management Corp. continues to be a wholly-owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly-owned subsidiary of American International Group, Inc.
Portfolio Managers. The following disclosure, which lists the number of accounts/funds and the assets in those accounts/funds that are managed by each portfolio manager, is added to the section titled “Portfolio Managers” under the heading “Other Accounts,” beginning on page 46. References to Mark Howard-Johnson on page 47 and to Timothy Hannon on pages 47 and 49 are deleted and the chart should be supplemented with the following:

			Other Accounts
			(As of December 31, 2008)
			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts
			No. of	Assets	No. of	Assets	No. of	Assets
Fund	Sub-adviser	Portfolio Manager	Accounts	($ millions)	Accounts	($ millions)	Accounts	($ millions)

Global Real Estate Fund	GSAM	James Otness	0	$0	0	$0	0	$0
		Dolores Bamford	0	$0	0	$0	0	$0
Date: April 13, 2009